LOOMIS SAYLES INSTITUTIONAL FUNDS

LOOMIS SAYLES RETAIL EQUITY FUNDS

LOOMIS SAYLES RETAIL INCOME FUNDS

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

LOOMIS SAYLES SECURITIZED ASSET FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND – CLASS J SHARES

Supplement dated December 30, 2008 to the Loomis Sayles Institutional Funds Prospectus, Loomis Sayles Retail Equity Funds Prospectus, Loomis Sayles Retail Income Funds Prospectus, Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund Prospectus and Loomis Sayles Investment Grade Bond Fund Class J Prospectus, each dated February 1, 2008, as may be revised and supplemented from time to time.

Effective January 1, 2009, AEW Management and Advisors, L.P., the investment adviser of the AEW Real Estate Fund (the “Fund”), will combine its business into its immediate parent company, AEW Capital Management, L.P. Immediately following the reorganization, all of the assets and operations of AEW Management and Advisors, L.P. will become assets and operations of AEW Capital Management, L.P., and AEW Capital Management, L.P. will become the investment adviser of the Fund. Accordingly, all references to AEW Management and Advisors, L.P. are hereby removed and replaced with references to AEW Capital Management, L.P. The reorganization will not result in any change in the portfolio management arrangements for the Fund, including portfolio management personnel, or any change in the management or operations of the Fund.